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                                                                    Exhibit 23.4


                          CONSENT OF WRIGHT AND COMPANY

         We hereby consent to the reference to our firm under the caption "Proved Reserves" in the Annual Report on Form 10-K of Range Resources Corporation.

                                                              WRIGHT AND COMPANY


Dallas, Texas
March 9, 2000